UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2014

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On October 27, 2014, Armstrong World Industries, Inc. (the “Company”) issued a press release announcing its third quarter 2014 consolidated financial results. The full text of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On October 27, 2014, the Company issued a press release announcing that it will report its third quarter 2014 consolidated financial results via a webcast and conference call on Monday, October 27, 2014 at 11:00 a.m. Eastern Time which can be accessed through the “For Investors” section of the Company’s website, www.armstrong.com. During this report, the Company will reference a slide presentation, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference. The Company has also updated its Investor Presentation, a copy of which is attached hereto as Exhibit 99.3.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.2 and 99.3, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No. 99.1	Press Release of Armstrong World Industries, Inc. dated October 27, 2014

No. 99.2	Earnings Call Presentation Third Quarter 2014 October 27, 2014

No. 99.3	Investor Presentation dated October 27, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Mark A. Hershey
Mark A. Hershey
Senior Vice President, General Counsel and Chief Compliance Officer

Date:	October 27, 2014

3